UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 16, 2009

SPHERION CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11997	36-3536544
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation or organization)	File Number)	Identification No.)

2050 Spectrum Boulevard
Fort Lauderdale, Florida 33309
(Address, including zip code, of Principal Executive Offices

Registrant’s telephone number, including area code: (954) 308-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF

CERTAIN OFFICERS.

On February 16, 2009, the Compensation Committee of the Board of Directors of Spherion Corporation (the “Company”) approved the Company’s 2009 Variable Pay Plan (the “Plan”). Under the Plan, the 2009 annual incentive awards for all of our executive officers will be based 80% on earnings per share targets and 20% on individual and operational goals. EPS goals are reflected in the following chart:

Spherion Adjusted EPS
(80% of Variable Pay Opportunity)
	Adjusted EPS from
	continuing	% of EPS
Goal Level	operations	Component Awarded
Success	*	200%
Achievement	*	150%
Target	*	100%
Below Target	*	50%
Threshold	*	10%
Below Threshold	*	0%

*	Confidential terms omitted and provided separately to the Securities and Exchange Commission.

The 2009 annual incentive award target for each executive officer, expressed as a percentage of the individual’s base salary, is as follows: 100% for Roy G. Krause, 80% for Mark W. Smith and William J. Grubbs, and 60% for John D. Heins.

On February 17, 2008, the Compensation Committee granted restricted stock units (“RSUs”) and stock options, under the Company’s 2006 Stock Incentive Plan, to its principal executive officer, principal financial officer and the other executive officers named in the table below in the amounts indicated:

	Equity Grants
Name	RSUs Granted	Stock Options Granted
Roy G. Krause (PEO)	300,000	300,000
Mark W. Smith (PFO)	250,000	100,000
William J. Grubbs	250,000	100,000
John D. Heins	125,000	50,000

The RSUs vest as follows: (i) 150,000 for Mr. Krause, Mr. Smith and Mr. Grubbs, and 75,000 for Mr. Heins vest in full on February 17, 2012; (ii) 100,000 for Mr. Krause, 67,000 for Mr. Smith and Mr. Grubbs, and 33,500 for Mr. Heins vest in three equal annual installments beginning on the first anniversary of the grant date and (iii) 50,000 for Mr. Krause, 33,000 for Mr. Smith and Mr. Grubbs, and 16,500 for Mr. Heins vest in three equal annual installments beginning on the first anniversary of the grant date, subject to the achievement of certain performance targets. The stock options are exercisable in three equal annual installments beginning on the first anniversary of the grant date at an exercise price of $1.40 per share and expire seven years from the grant date.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit No. Description

10.1	Spherion Corporation 2009 Variable Pay Plan (portions of this exhibit have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPHERION CORPORATION

Date: February 20, 2009	By: /s/ Mark W. Smith
Executive Vice President and
Chief Financial Officer